EXHIBIT 10.1

AMENDMENT TO AND CONSENT OF UNDERSIGNED HOLDERS OF CERTAIN
SECURED PROMISSORY NOTES DATED JANUARY 13, 2006 AND JANUARY 22, 2007

This Amendment and Consent is executed and delivered as of this 20th day of December 2007 by and among MZT Holdings, Inc. (the “Borrower”) and the undersigned (each, a “Holder”) as holder of (i) certain 15% Secured Convertible Promissory Notes issued by the Borrower on January 13, 2006 (the “Series A Notes”) pursuant to the Securities Purchase Agreement, dated as of January 13, 2006, by and among the Borrower and the purchasers party thereto and previously amended on January 22, 2007, July 27, 2007 and August 30, 2007 (the “Series A Purchase Agreement”) and/or (ii) certain 15% Secured Convertible Promissory Notes issued by the Borrower on January 22, 2007 (the “Series B Notes”) pursuant to the Securities Purchase Agreement, dated as of January 22, 2007, by and among the Borrower and the purchasers party thereto and previously amended on July 27, 2007 and August 30, 2007 (the “Series B Purchase Agreement”).  All capitalized terms used in this Agreement and Amendment and Consent but not otherwise defined herein shall have the meanings ascribed to such terms in the Series A Purchase Agreement and the Series B Purchase Agreement, respectively.

WHEREAS, the Borrower currently owes all outstanding principal, interest and premium on the Series A Notes and Series B Notes; and

WHEREAS, the Collateral Agent has a security interest in an agreement by and between the Borrower and a nationally-recognized brokerage firm (the “Broker”) pursuant to which the Broker shall direct an initial portion of the proceeds received by the Broker upon the sale of certain shares of common stock of Inverness Medical Innovations, Inc. (“Inverness”) issued to the Borrower in consideration of the sale of substantially all its assets to a wholly-owned subsidiary of Inverness; and

WHEREAS, it is the expectation of the parties hereto that the Collateral Agent will receive sufficient proceeds to pay some but not all of the outstanding Series A Notes, Series B Notes and 15% Secured Promissory Notes issued by the Borrower on August 30, 2007 (the “Series C Notes”) on or before December 21, 2007; and

WHEREAS, the undersigned Holders are willing to defer their receipt of the proceeds due them until after other holders of the Series A Notes, Series B Notes and Series C Notes (such holders of notes, the “Other Holders”) have been repaid.

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties agree as follows:

1.  This Amendment and Consent shall amend only the outstanding Series A Notes and the outstanding Series B Notes held by the undersigned Holders.

2.  The undersigned Holders agree that the Collateral Agent may repay, and they hereby consent to the Collateral Agent repaying, the Other Holders in full, such payments to be in respect of all outstanding principal, accrued interest and premiums due to such Other Holders, prior to the repayment to the undersigned Holders of any amounts due to them under their Series A Notes and the Series B Notes.

3.  After the Collateral Agent has repaid in full all Other Holders, the undersigned Holders as Majority Holders of the Series A Notes and Series B Notes (the Series C Notes having then been fully repaid) hereby consent to the payment of, and pursuant to the provisions of Section 8(c) of the Series A Purchase Agreement and the Series B Purchase Agreement, hereby direct and instruct the Collateral Agent to pay from any remaining proceeds from the sale of the Inverness common stock by the Borrower it then holds, the liquidation preference amount due to all holders of shares of the Borrower’s Series A Convertible Preferred Stock prior to the payment of the undersigned Holders of any amounts due them under the Series A Notes and the Series B Notes.

4.           The undersigned Holders further agree not to issue a Default Notice (as defined in the Series A Notes and the Series B Notes) for any Event of Default occurring under Article VI.A(viii)(a) with respect to the consummation of the sale of substantially all the assets of the Borrower; (b) any Event of Default occurring under Article VI.A(i) with respect to non-payment of any Principal, Interest or other payment due under such notes; or (c) any Event of Default occurring under Article VI.A(viii)(c) with respect to any failure to pay the holders of, or allowing an Event of Default to exist under, the Series A or Series B Notes or the Borrower’s Series A Convertible Preferred Stock until on or after January 4, 2008.

5.           The Borrower acknowledges and agrees that the Series A Notes and Series B Notes held by the undersigned Holders will continue to accrue interest and premium until such notes have been repaid in full.

6.           The Borrower further acknowledges and agrees that the security interest of the Collateral Agent, on behalf of the holders of the Series A Notes, the Series B Notes and the Series C Notes, will not be terminated or released until after the Collateral Agent delivers payment in full to all of the Holders of all principal, interest and premium due to them under the Series A Notes and Series B Notes.

7.            Except as expressly set forth herein, (a) the original terms and conditions of the Series A Notes held by the Holders, as previously amended on January 22, 2007, July 27, 2007 and August 30, 2007, shall remain in full force and effect; (b) this Amendment and Consent shall not be deemed to be a waiver, amendment or modification of, or consent to or departure from, any provision of the Series A Notes or to be a waiver of any Event of Default whether arising before or after the date hereof as a result of the transactions contemplated hereby; and (c) this Amendment and Consent shall not preclude the future exercise of any right, remedy, power or privilege available to the Holder whether under the Series A Notes or otherwise, and shall not be construed or deemed to be a satisfaction, novation, cure, modification, amendment or release of the Series A Notes held by the Holder.

8.           Except as expressly set forth herein, (a) the original terms and conditions of the Series B Notes held by the Holders, as previously amended on July 27, 2007 and August 30, 2007, shall remain in full force and effect; (b) this Amendment and Consent shall not be deemed to be a waiver, amendment or modification of, or consent to or departure from, any provision of the Series B Notes or to be a waiver of any Event of Default whether arising before or after the date hereof as a result of the transactions contemplated hereby; and (c) this Amendment and Consent shall not preclude the future exercise of any right, remedy, power or privilege available to the Holder whether under the Series B Notes or otherwise, and shall not be construed or deemed

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to be a satisfaction, novation, cure, modification, amendment or release of the Series B Notes held by the Holder.

9           This Amendment and Consent (a) constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior agreements, whether written or oral, with respect hereto or thereto are expressly superseded hereby; (b) shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws; and (c) shall be binding upon and inure to the benefit of the successors and assigns of the Borrower and the Holder.

10.           This Amendment and Consent may be executed in multiple counterparts, each of which shall be deemed an original, and by facsimile transmission or by portable document format (pdf), which facsimile and pdf signatures shall be considered original executed counterparts.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Borrower and the Holder have caused this Amendment and Consent to be executed as of the day first above written.

Borrower:

MZT Holdings, Inc.

By:	/s/ Patricia Randall
Name: Patricia Randall
Title: Secretary and General Counsel

        [Signature Page to Amendment and Consent]

IN WITNESS WHEREOF, the Borrower and the Holder have caused this Amendment and Consent to be executed as of the day first above written.

Holder:

ProMed Partners, L.P.

By:  /s/ David B. Musket
Name:  David B. Musket
Title:  Managing Director
Series A Notes Held: $131,476  principal
Series B Notes Held: $320,399  principal

ProMed Partners II, L.P.

By:  /s/ David B. Musket
Name:  David B. Musket
Title:  Managing Director
Series B Notes Held: $16,816  principal

ProMed Offshore Fund, Ltd.

By:  /s/ David B. Musket
Name:  David B. Musket
Title:  Managing Director
Series A Notes Held: $22,539 principal
Series B Notes Held: $48,072 principal

ProMed Offshore Fund II, Ltd.

By:  /s/ David B. Musket
Name:  David B. Musket
Title:  Managing Director
Series A Notes Held: $835,569  principal
Series B Notes Held: $414,713  principal

        [Signature Page to Amendment and Consent]

IN WITNESS WHEREOF, the Borrower and the Holder have caused this Amendment and Consent to be executed as of the day first above written.

David B. Musket, Individually

/s/ David B. Musket
Series A Notes Held: $106,875 principal
Series B Notes Held: $250,000 principal

H&Q Life Science Investors

By:  /s/ Daniel R. Omstead
Name:  Daniel R. Omstead
Title:  President
Series A Notes Held: $1,583,333  principal
Series B Notes Held: $1,000,000  principal

The term H&Q Life Sciences Investors is the designation of the Trustees for the time being under a Declaration of Trust dated February 20, 1992, as amended, and all persons dealing with H&Q Life Sciences Investors must look solely to the trust property for the enforcement of any claims against H&Q Life Sciences Investors, and neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of H&Q Life Sciences Investors.

        [Signature Page to Amendment and Consent]